SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for use by the Commission only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Protein Polymer Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________

    5) Total fee paid:
       _________________________________________________________________________

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
       _________________________________________________________________________

    2) Form, Schedule or Registration Statement No.:
       _________________________________________________________________________

    3) Filing Party:
       _________________________________________________________________________

    4) Date Filed:
       _________________________________________________________________________

                       PROTEIN POLYMER TECHNOLOGIES, INC.
             10655 Sorrento Valley Road, San Diego, California 92121

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 2004

Dear Stockholder:

       You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Protein Polymer Technologies, Inc. (the "Company"), which will be held at the offices of Paul, Hastings, Janofsky and Walker LLP, located at 75 East 55th Street, First Floor, New York, New York 10022, on Tuesday, May 18, 2004 at 1:00 p.m. New York Time for the following purposes:

       1. To elect seven (7) members of the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

       2. To ratify the appointment of Peterson & Company as independent auditors for the fiscal year ending December 31, 2004.

       3. To consider and act upon such other matters as may properly come before the meeting.

       Shareholders of record at the close of business on March 26, 2004 are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof. Holders of a majority of the outstanding shares must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time in the manner set forth on page 1 of the Proxy Statement and will not affect your right to vote in person in the event that you attend the meeting.

       Accompanying this Notice and Proxy Statement is a copy of our annual report for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.


                                    By Order of the Board of Directors,


                                    Philip J. Davis
                                    Secretary

April 16, 2004




--------------------------------------------------------------------------------

WHETHER OR NOT YOU ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

--------------------------------------------------------------------------------

                       PROTEIN POLYMER TECHNOLOGIES, INC.
             10655 Sorrento Valley Road, San Diego, California 92121

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 2004

       This proxy statement is furnished by Protein Polymer Technologies, Inc. ("Company"), 10655 Sorrento Valley Road, San Diego, California 92121, in connection with the solicitation by the Company's Board of Directors ("Board of Directors") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, May 18, 2004 at 1:00 p.m., or any adjournments or postponements thereof ("Annual Meeting"). The date of this proxy statement and the accompanying form of proxy is April 16, 2004, the approximate date on which we first sent or gave this proxy statement and the accompanying form of proxy to our stockholders.

General Information

       Annual Report. An Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 is enclosed with this proxy statement.

       Voting Securities. Only stockholders of record as of the close of business on March 26, 2004 will be entitled to vote at the Annual Meeting. As of March 26, 2004, there were 37,100,857 shares of our common stock, par value $.01 per share ("Common Stock"), issued and outstanding and 13,800 shares of our Series G Convertible Preferred Stock, par value $.01 per share ("Series G Preferred Stock"), issued and outstanding. Stockholders may vote in person or by proxy. Each share of Common Stock outstanding on the record date is entitled to one (1) vote and each share of Series G Preferred Stock is entitled to two hundred (200) votes per share. The holders of Common Stock and Series G Preferred Stock vote together as a single class. A majority of the outstanding shares of Common Stock and Series G Preferred Stock (on an as converted basis) entitled to vote constitutes a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting, meaning the seven nominees receiving the most votes will be elected as directors. A stockholder may not cumulate votes for individual directors. An affirmative vote of a majority of the shares voted at the Annual Meeting, in person or by proxy, is required for the ratification of the independent auditors. Proxies will be received and tabulated by the Company's transfer agent. Proxies submitted by brokers that do not indicate a vote regarding some of the proposals because the holders do not have discretionary authority and have not received instructions from the beneficial owners on how to vote such proposals are called "broker non-votes." An officer of the Company may be appointed to tabulate votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, with each tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Any unmarked proxies, including those submitted by brokers or nominees, will be voted for the directors nominated and for all proposals submitted herewith.

       Solicitation of Proxies. We will bear the cost of this solicitation of proxies. We will solicit stockholders by mail and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have shares of our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We also may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

       Voting of Proxies. All valid proxies received prior to the Annual Meeting will be voted. Where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the director-nominees and the proposals. A stockholder giving a proxy has the power to revoke his, her or its proxy at any time prior to the time it is voted by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

       Edward J. Hartnett, Philip J. Davis and Phillip M. Berman, who were elected as directors at our 2003 annual meeting are not standing for reelection. No disagreement exists between the Company and any of the directors not standing for reelection on the operations, policies or practices of the Company.

       The persons named in the enclosed proxy will vote FOR the seven nominees named below under "Director Nominees" as the seven directors, unless instructed otherwise in the proxy. Each director is to hold office until the 2005 Annual Meeting of Stockholders or until his successor is elected and duly qualified.

       The names and certain information concerning the persons to be nominated to become directors by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW UNDER "DIRECTOR NOMINEES." It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Although each of the persons nominated has consented to serve as a director, if elected, and the Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's directors and nominees for director is relevant to your consideration of the persons proposed by the Board of Directors.

Information Concerning Nominees for Director

       Director Nominees. The table below sets forth certain information regarding director nominees and current directors. All but Donald S. Kaplan, Steven M. Lamon and Steve Peltzman currently serve as directors of the Company.



Name                             Age      Position
----                             ---      --------
J. Thomas Parmeter               64       Chairman of the Board of Directors,
                                          Chief Executive Officer
George R. Walker (1)(2)          79       Director
Kerry L. Kuhn, M.D. (1)          54       Director
Edward G. Cape, Ph.D. (2)        39       Director
Donald S. Kaplan, Ph.D.          57       President, Chief Operating Officer and Nominee
Steven M. Lamon                  56       Nominee
Steve Peltzman                   57       Nominee


_____________________

(1) Member of the Stock Option and Compensation Committee of Board of Directors.
(2) Member of the Audit Committee of Board of Directors.

       J. Thomas Parmeter currently serves as the Company's Chief Executive Officer and Chairman of the Board of Directors. Since the Company's inception in July 1988 until April 2004, Mr. Parmeter served as the Company's President, Chief Executive Officer and Chairman of the Board of Directors. He also served as its Chief Financial Officer from its inception until July 1992. From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board of Syntro Corporation.

       George R. Walker has served as a Director of the Company since January 1989. Mr. Walker, retired since January 1985, was formerly the Vice President-Finance for Esso Europe, an operating division of the Exxon Corporation (now the Exxon Mobil Corporation).

       Kerry L. Kuhn, M.D. has served as a director of the Company since April 2000. Dr. Kuhn is currently a partner and Board certified practicing physician at the Omega Obstetrics and Gynecology Center in Coral Springs, Florida. Dr. Kuhn also serves as an adjunct professor in biology at the Nova University Department of Science, Math and Technology.

       Edward G. Cape, Ph. D. has served as a director of the Company since April 2003. Dr. Cape is the Founder and has been the Managing Partner of the Sapphire Group LLC, a merchant banking firm in New York since December 2001. Dr. Cape serves on the Board of Directors of MDI Incorporated, a private medical device company, and Beta-1, a venture capital and emerging technology accelerator firm. Prior to the Sapphire Group Dr. Cape was a Healthcare Investment

Banker at UBS Warburg, focusing on financings and mergers & acquisitions for companies in the medical technology and biotechnology sectors. Prior to UBS Warburg, Dr. Cape was the Founding Director of the Cardiac Dynamics Laboratory at Children's Hospital of Pittsburgh (a research and consulting entity) and a faculty member in the Schools of Engineering and Medicine at the University of Pittsburgh.

       Donald S. Kaplan, Ph. D. was recently named, in April 2004, as the Company's President and Chief Operating Officer. Dr. Kaplan is the founder and has been the president of Matrix Technology since 2001, a start-up medical device development company. From 1998 to 2000 Dr. Kaplan was a chief consultant to International Surgical Technology Inc., a surgical device start-up company. From 1980 to 1995 Dr. Kaplan was employed by the US Surgical Corporation, initially as vice president materials science, and from 1992 to 1995 as senior vice president of operations and technology.

       Steven M. Lamon currently serves as a consultant to several educational, religious and municipal organizations and serves on the board of directors of two privately-held companies. From 1976 to January 2003, Mr. Lamon was employed by Merrill Lynch, initially as an equity institutional salesman and from 1984 to 2002 as Head of the Chicago Institutional Equity Sales desk and Director of Merrill Lynch Capital Markets.

       Steve Peltzman currently works with several pharmaceutical and biotechnology companies and currently serves on the board of directors of Cytomatrix, LLC, a biotherapeutics company, and several private and non-profit firms. From 1991 to 1994, Mr. Peltzman served initially as vice president and chief operating officer of OSI Pharmaceuticals, Inc., Mr. Peltzman served as president and chief operating officer of OSI Pharmaceuticals from 1994 to 1997, and from 1997 to 1999 Mr. Peltzman remained as a director of OSI Pharmaceuticals. From 1984 to 1991, Mr. Peltzman was president and chief executive officer of Applied BioTechnology, Inc.

       Currently, all directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. There are no family relationships among our directors and officers. There currently are no legal proceedings, and during the past five years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any director, director nominee or executive officer of the Company.

Attendance at Meetings

       During the fiscal year ended December 31, 2003, the Board of Directors held thirteen meetings. Each director serving on the Board of Directors in fiscal year ended December 31, 2003 attended at least 75% of the aggregate of the meetings of the Board of Directors and committees on which he served.

Board Committees

       In fiscal year ended December 31, 2003, the Company had a standing Stock Option and Compensation Committee and an Audit Committee. The Board of Directors does not have a separately standing nominating committee.

Stock Option and Compensation Committee

       The Stock Option and Compensation Committee met four times during the last fiscal year. During 2003, the Stock Option and Compensation Committee determined grants of stock options under, and administered, the 1989, 1992 and 2002 stock option plans of the Company, as well as its 1996 non-employee directors' stock option plan and employee stock purchase plan. The Stock Option and Compensation Committee also made recommendations to the Board on the annual salaries of all elected officers of the Company and made recommendations to the Board on compensation matters of the Company. The Stock Option and Compensation Committee currently consists of Messrs. Walker, Hartnett and Kuhn.

Audit Committee

       The Audit Committee met four times during the last fiscal year. The Audit Committee makes recommendations concerning the engagement of the Company's independent auditors, consults with the independent auditors concerning the audit plan and reviews the comments and recommendations resulting from the auditors' report, reviews the Company's accounting and financial reporting policies, controls and procedures, and reviews and approves the financial statements to be included in the Company's Annual Report on Form 10-KSB. The Audit Committee periodically meets with the Company's independent auditors without the presence of Company management. The responsibilities of the Audit Committee are more fully described in the Audit Committee's written charter, which was approved by the Board of

Directors in fiscal year 2001 and included as Appendix A to the Company's definitive proxy statement for the Company's annual meeting of stockholders held in May 2001. The Audit Committee currently consists of Messrs. Cape, Walker and Davis. All members of the Audit Committee are independent, as defined in the Nasdaq Stock Market listing standards.

       The Board of Directors has determined that the audit committee does not have an "audit committee financial expert" as that term is defined in Item 401(e)(2) of Regulation S-B because the Board of Directors did not believe that any of the members of the Audit Committee met the qualifications of an "audit committee financial expert."

Director Nominations

       The Board of Directors does not have a separately standing nominating committee or a nominating committee charter. The Board of Directors has determined that it is appropriate for the Company not to have a nominating committee because all of the matters which a nominating committee would be responsible for are presently considered by all the members of the Board of Directors. Each member of the Board of Directors participates in the consideration of director nominees. The Company's Board of Directors, are not all independent as defined in the Nasdaq Stock Market listing standards.

       The Board of Directors has generally identified nominees based upon suggestions by current directors, management and/or stockholders. The Company's Board member selection criteria include: integrity, education, business experience, and understanding of the Company's industry. The Board has used these criteria to evaluate potential nominees. The Board does not evaluate proposed nominees differently depending upon who has made the recommendation. The Board has not to date paid any third party fee to assist in this process. Each of the nominees included on the attached proxy card was recommended for inclusion by all of the other members of our Board of Directors.

       It is the Board's policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Board does not perceive a need to increase the size of the Board. In order for a Director candidate to be considered for nomination at the Annual Meeting, the recommendation must be received by the Company as provided under "Stockholder Proposals" on page 15.

Stockholder Communications with the Board

       The Company has not adopted a formal process for stockholders to communicate directly with members of the Board. In the past, the Board has felt there was not a need for a formal policy, as stockholders could contact the Board through the Chairman and Chief Executive Officer, who is located at the Company's headquarters in San Diego. While the Board will review the need for a formal policy, stockholders who wish to contact the Board may continue to do so through the Chairman and Chief Executive Officer. Stockholders who wish to contact Board members other than the Chairman may do so by directing their correspondence to such member in care of Janis Y. Neves, 10655 Sorrento Valley Road, San Diego, California 92121.

       It is the Company's policy to request that all Board members attend the Annual Meeting. However, the Company also recognizes that personal attendance by all directors is not always possible. All of the directors, except Phillip Berman, attended the 2003 annual meeting of stockholders.

Code of Ethics

       The Board of Directors has not yet adopted a Code of Ethics. However, the Board anticipates that it will shortly begin the process of preparing a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions in accordance with the rules of the Securities and Exchange Commission.

Directors Compensation

       No directors received any cash compensation for their services as directors during the 2003 fiscal year. All directors were reimbursed for their out-of-pocket expenses in attending meetings of the Board or committees thereof.

       Directors who are also not employees of the Company are granted options to purchase Common Stock under the Company's 1996 Non-Employee Directors' Stock Option Plan ("1996 Option Plan"). Under the 1996 Option Plan, each such director is granted an annual option to purchase 80,000 shares of Common Stock of the Company upon his or her election to the Board or on the first business day in June of each calendar year. Such options are exercisable six months after the date of grant at a price equal to the fair market value of the Common Stock on the date of grant.

Vote Required and Board of Directors' Recommendation

       If a quorum is present and voting, the persons receiving the greatest number of votes shall be the persons elected as directors.



     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE ABOVE
                                   NOMINEES.

                               PROPOSAL NUMBER TWO
                     RATIFICATION OF APPOINTMENT OF AUDITORS

       Our Board of Directors has selected Peterson & Company as independent auditors to audit our financial statements for the fiscal year ending December 31, 2004. Peterson & Company has served as our independent auditors since April 2001.

       Professional services performed by Peterson & Company for the fiscal year ended December 31, 2003 consisted of an audit of the financial statements of the Company, consultation on interim financial information, services related to filings with the Securities and Exchange Commission, meetings with the Company's Audit Committee, and consultation on various matters relating to accounting and financial reporting.

       Peterson & Company's report on our financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor did it contain any modifications as to uncertainty, scope or accounting principles. Furthermore, for the fiscal year ended December 31, 2003, there were no disagreements with Peterson & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Peterson & Company's satisfaction, would have caused Peterson & Company to make reference to the subject matter of any such disagreements in connection with its reports.

       The independent auditors meet periodically with the Audit Committee of the Board. The members of the Audit Committee in 2003 were Messrs. Cape, Davis and Walker.

       Representatives of Peterson and Company are not expected to be present at the Annual Meeting. Members of the Audit Committee will be available to respond to appropriate questions during the Annual Meeting.

       During the fiscal years ended December 31, 2002 and December 31, 2003, Peterson & Company provided various audit and non-audit services to us as follows:

       a. Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2002 and December 31, 2003 and for review of our financial statements included in our quarterly reports on Form 10-QSB for those years were approximately $45,150 and $50,122, respectively.

       b. Audit-Related Fees: No fees were billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported under "Audit Fees" above in the fiscal years ended December 31, 2002 and December 31, 2003.

       c. Tax Fees. Aggregate fees billed for tax services were approximately $4,563 and $3,255 in the fiscal years ended December 31, 2002 and December 31, 2003, respectively. These fees were primarily for compliance fees for the preparation of tax returns, assistance with tax planning strategies and tax advice.

       d. All Other Fees: Aggregate fees billed for services other than those described above were approximately $14,627 and $15,395 in the fiscal years ended December 31, 2002 and December 31, 2003, respectively. These fees were primarily for review of registration statements and issuance of consents.

       The Audit Committee approved in advance or ratified each of the major professional services provided by Peterson & Company. The Audit Committee has considered the nature and amount of the fees billed by Peterson & Company and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining the independence of Peterson & Company.

Vote Required and Board of Directors' Recommendation

       The affirmative vote of a majority of the shares of the Common Stock and Series G Preferred Stock (on an as converted basis) present in person or by proxy at the Annual Meeting and voting on the proposal is required for the approval of this proposal for ratification of appointment of Peterson & Company as the Company's independent auditors for the fiscal year ending December 31, 2004.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
  APPOINTMENT OF PETERSON & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                   THE FISCAL YEAR ENDING DECEMBER 31, 2004.

       The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

       The committee oversees the Company's financial reporting process on behalf of the Board of Directors and the committee's written charter as approved by the Board of Directors (filed with the Securities and Exchange Commission as Appendix A to the Company's Definitive Proxy Statement on Form 14A on April 25,
2001). In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Company's annual report for fiscal year 2003 with management, who has the primary responsibility for the financial statements and the reporting process. As part of its review, the committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

       The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed under generally accepted accounting principles and SAS 61 (Codification of Statements on Auditing Standards, AU 380). In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence. The committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with the independent auditors the independent auditor's independence.

       The committee discussed with the independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and procedures, and the overall quality of its financial reporting. The committee held three such meetings during the year ended December 31, 2003.

       In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on From 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Peterson & Company as the Company's independent auditors for fiscal year 2004.


                                            The Audit Committee


                                            Edward G. Cape
                                            Philip J. Davis
                                            George R. Walker

March 26, 2004

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth information as of March 26, 2004 with respect to (i) all persons known by the Company to be the beneficial owner of more than 5% of the Common Stock and Series G Preferred Stock (on an as converted basis), if any, (ii) all Directors and nominees for Director, (iii) each executive officer named below and (iv) all directors and executive officers as a group. The business address of each of the Company's directors and named executive officers is the Company's address unless otherwise stated in the table below.




                                                                                      Shares Beneficially Owned(1)(2)
Name and Address                                                                      -------------------------------
of Beneficial Owner                                                                     Number          Percentage
-------------------                                                                     ------          ----------
J. Thomas Parmeter(3)(4)(5)(6)..................................................      1,543,166             4.07%
Philip J. Davis(3)(5)(7) .......................................................      1,370,345             3.66%
Phillip M. Berman, M.D.(3)(8)...................................................        225,001                  *
Edward G. Cape, Ph.D.(3)(4)(12).................................................        303,701                  *
Johnson & Johnson Development Company(9)........................................      8,128,125            18.72%
         One Johnson & Johnson Plaza
         New Brunswick, New Jersey  08933
CCM Small Cap Value Fund(10)....................................................      2,545,453             6.73%
         One North Wacker Drive
         Chicago, IL  60606.....................................................
George R. Walker(3)(4)(11)......................................................        261,012                  *
Edward J. Hartnett(3)(13).......................................................        150,000                  *
Kerry L. Kuhn, M.D.(3)(4)(15)...................................................        566,111             1.52%
Joseph Cappello, Ph.D.(5)(16) ..................................................        835,748             2.41%
Franco A. Ferrari, Ph.D.(5)(17).................................................        746,542             1.98%
John E. Flowers (5)(18).........................................................        673,295             1.79%
Marvin Ceder(19) ...............................................................      2,408,218             6.45%
         c/o Protein Polymer Technologies, Inc.
         10655 Sorrento Valley Road
         San Diego, California 92121
Redec & Associates LLC(20) .....................................................      9,059,940            23.17%
         c/o Protein Polymer Technologies, Inc.
         10655 Sorrento Valley Road
         San Diego, California 92121............................................
Donald S. Kaplan(4)(21)                                                                  50,000                  *
Steven M. Lamon(4)(22)                                                                1,423,989             3.80%
Steve Peltzman(4)                                                                             0                  *
All directors and executive officers
as a group (10 persons)(23).....................................................      6,536,031            15.95%


_______________________
*      Amount represents less than one percent of the Common Stock.

(1) Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.
(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to joint ownership with spouses and community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)    Director.
(4)    Nominee for Director.
(5)    Executive Officer.
(6) Includes (i) 661,389 shares subject to options exercisable within 60 days, (ii) 100,000 warrants exercisable within 60 days and (iii) 30,000 shares issuable upon conversion of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(7) Includes (i) 150,000 shares subject to options exercisable within 60 days, (ii) 100,000 warrants exercisable within 60 days and (iii) 100,000 shares issuable upon conversion of 500 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(8)    Includes 225,001 shares subject to options exercisable within 60 days.
(9) Includes (i) 1,818,181 shares issuable upon conversion of shares of Series I Preferred Stock convertible within 60 days and (ii) 6,309,944shares subject to warrants exercisable within 60 days.
(10) Includes (i) 1,818,181 shares issuable upon conversion of shares of Series I Preferred Stock convertible within 60 days and (ii) 727,272 shares subject to warrants exercisable within 60 days.
(11)   Includes 135,000 shares subject to options exercisable within 60 days.
(12)   Includes 186,111 shares subject to options exercisable within 60 days.
(13)   Includes 150,000 shares subject to options exercisable within 60 days.
(14)
(15) Includes (i) 111,111 shares subject to options exercisable within 60 days and (ii) 80,000 shares issuable upon conversion of 400 shares of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(16)   Includes 760,000 shares subject to options exercisable within 60 days.
(17)   Includes 655,833 shares subject to options exercisable within 60 days.
(18)   Includes 581,111 shares subject to options exercisable within 60 days.
(19) Includes (i) 636,364 shares issuable upon conversion of shares of Series I Preferred Stock convertible within 60 days and (ii) 254,544 shares subject to warrants exercisable within 60 days.
(20)   Includes 2,000,000 shares subject to warrants exercisable within 60 days.
(21)   Includes 50,000 shares subject to options exercisable within 60 days.
(22)   Includes (i) 30,000 shares subject to options exercisable within 60 days,
       (ii) 100,000 warrants exercisable within 60 days and (iii) 200,000 shares issuable upon conversion of the Company's Series G Preferred Stock convertible within 60 days (such Series G Preferred Stock votes with the Common Stock on an as converted basis).
(23) Includes (i) 3,476,666 shares subject to options exercisable within 60 days, (ii) 200,000 shares subject to warrants exercisable within 60 days, and (iii) 310,000 shares subject to preferred stock convertible within 60 days.

               EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

       The following table sets forth certain information concerning our executive officers and other significant employees as of March 26, 2004.



Name                             Age      Position
----                             ---      --------
J. Thomas Parmeter               64       Chairman of the Board of Directors, President
                                          and Chief Executive Officer
Joseph Cappello, Ph.D.           47       Vice President, Research and Development,
                                          Chief Technical Officer and Director, Clinical Research
Philip J. Davis                  74       Corporate Secretary
Franco A. Ferrari, Ph.D.         52       Vice President, Laboratory Operations
                                          and Polymer Production and Director, Molecular Genetics
John E. Flowers                  47       Vice President-Planning and
                                          Operations
Janis Y. Neves                   53       Director, Finance and Administration,
                                          Treasurer and Assistant Secretary


       Mr. Parmeter has been the Company's President, Chief Executive Officer and Chairman of the Board of Directors since its inception in July 1988 (and, from July 1988 to July 1992, its Chief Financial Officer). From 1982 to November 1987, Mr. Parmeter was President, Chief Executive Officer and, from June 1987 to June 1988, Chairman of the Board of Syntro Corporation.

       Dr. Cappello has been the Company's Vice President, Research and Development since February 1997 and Chief Technical Officer since February 1993. He has been the Company's Director, Clinical Research, since July 2002. From September 1988 to February 1993, he was the Company's Senior Research Director, Protein Engineering.

       Mr. Davis has been the Company's Secretary since January 1989. Mr. Davis has been a director of the Company since April 1995; he previously served as a director of the Company from January 1989 until October 1991. Mr. Davis was employed by Donaldson, Lufkin & Jenrette in June 1994 and retired at the end of 2000 as a Managing Director of Investment Banking. He was Director, Institutional Sales at Merrill Lynch, Inc. (formerly Merrill Lynch Capital Markets) from February 1991 to June 1994, and was a Vice President at Merrill Lynch, Inc. from 1986 to 1991.

       Dr. Ferrari has been the Company's Vice President, Laboratory Operations and Director, Molecular Genetics since February 1993. From September 1988 to February 1993, he was the Company's Senior Research Director, Genetic Engineering. Mr. Flowers has been the Company's Vice President, Planning and Operations, since February 1993. From September 1988 to February 1993, he was the Company's Vice President, Commercial Development.

       Ms. Neves has been the Company's Director of Finance since November 1998 and Controller and Assistant Secretary since January 1990. From July 1988 until January 1990, Ms. Neves was the Company's Business Office Manager.

       All of our executive officers were elected by the Board of Directors and serve at its discretion. No family relationships exist between any of the officers or directors of our company.

                      EQUITY COMPENSATION PLAN INFORMATION

       The following table provides information as of December 31, 2003 regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of securities remaining
                                            Number of Securities                                      available for future issuance
                                         to be issued upon exercise     Weighted-average exercise       under equity compensation
                                          of outstanding options,     price of outstanding options,    plans (excluding securities
Plan Category                               warrants and rights            warrants and rights           reflected in column (a))
------------------------------------------------------------------------------------------------------------------------------------
                                                   (a)                            (b)                               (c)
  Equity Compensation Plans approved
  by security holders
     Stock Option Plans(1)                       8,267,950                       $0.788                          4,171,550
     Employee Stock Purchase Plan(2)                  -                            -                                59,661
  Equity Compensation Plans not
  approved by security holders(3)                1,324,050                       $0.596                             n/a

------------------------------------------------------------------------------------------------------------------------------------


1 Includes shares of common stock to be issued upon exercise of stock options granted under the 1989 Employee Stock Option Plan, the 1992 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, and the 1996 Non-employee Director's Stock Option Plan.
2 Includes shares of common stock available for future issuance under the Employees Stock Purchase Plan.
3 Includes shares of common stock to be issued upon exercise of out-of-plan non-qualified options granted.
____________________________

                             EXECUTIVE COMPENSATION

       The following table shows for the periods indicated the compensation paid to or accrued to, or for the benefit of, each of the named executive officers of the Company for services rendered to the Company during 2003.



                                             Summary Compensation Table

                                                     Annual Compensation                   Long Term Compensation
                                                     ------------------------------------  ---------------------------
                                                                                            Restricted    Securities
                                                                             Other Annual     Stock       Underlying
 Name and Principal Position                  Year       Salary   Bonus      Compensation     Awards       Options
 ---------------------------                  ----       ------   -----      ------------     ------       -------


 J. Thomas Parmeter......................     2003     $230,000       -0-            -0-           -0-     1,250,000
 President, Chief Executive Officer           2002     $212,000       -0-            -0-           -0-        50,000
 and Chairman of the Board                    2001     $212,000       -0-            -0-           -0-           -0-


 Joseph Cappello, Ph.D. .................     2003     $154,000       -0-            -0-           -0-     1,350,000
 Vice President - Research and                2002     $137,000       -0-            -0-           -0-        50,000
 Development, Director- Polymer               2001     $137,000       -0-            -0-           -0-        70,000
 Research and Chief Technical Officer

 Franco A. Ferrari, Ph.D. ...............     2003     $142,000       -0-            -0-           -0-     1,200,000
 Vice President - Laboratory                  2002     $127,000       -0-            -0-           -0-        50,000
 Operations and Polymer Productions,          2001     $127,700       -0-            -0-           -0-        70,000
 Director- Molecular Genetics

 John E. Flowers.........................     2003     $140,000       -0-            -0-           -0-     1,000,000
 Vice President-Planning and                  2002     $125,000       -0-            -0-           -0-        50,000
 Operations                                   2001     $125,000       -0-            -0-           -0-        70,000

Option Grants In Last Fiscal Year

       The following table provides information about the number of options granted to each of the named executive officers of the Company during the fiscal year ended December 31, 2003. No stock appreciation rights were granted to any executive officer during the last fiscal year.


                             Number of Securities     % of Total Options
                              Underlying Options     Granted to Employees         Exercise             Expiration
Name                            Granted (#)(1)          In Fiscal Year           Price ($/sh)             Date
----                        --------------------------------------------------------------------------------------------

J. Thomas Parmeter               1,250,000                    22%                    $.73            April 25, 2013

Joseph Cappello, Ph.D.           1,350,000                    24%                    $.73            April 25, 2013

Franco A. Ferrari, Ph.D.         1,200,000                    21%                    $.73            April 25, 2013

John E. Flowers                  1,000,000                    17%                    $.73            April 25, 2013


(1) Commencing on the 25th day of each month following the Grant Date and ending on the third anniversary of the Grant Date, the Options may be exercised to the extent of one-thirty-sixth (1/36) of the shares subject to the Option per month, plus any shares with respect to which the Option has previously become exercisable.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Value

       The following table provides information about the number of unexercised options held by each of the named executive officers of the Company at December 31, 2003. None of the executive officers exercised options during the fiscal year. The Company has not granted stock appreciation rights to any named executive officer.



                               Shares                   Number of Securities              Value of Unexercised
                              Acquired         Value    Underlying Unexercised            In-the-Money Options
 Name                       on Exercise (#)  Realized   Options at Fiscal Year End        At Fiscal Year End(1)
 ----                       ---------------  --------   --------------------------        ---------------------

                                                        Exercisable     Unexercisable     Exercisable     Unexercisable
                                                        -----------     -------------     -----------     -------------
J. Thomas Parmeter               -0-               -0-      487,776        1,012,224           $1,800            $7,200

Joseph Cappello, Ph.D.           -0-               -0-      572,500        1,102,500           $4,520            $7,880

Franco A. Ferrari, Ph.D.         -0-               -0-      489,164          983,336           $3,720            $7,680

John E. Flowers                  -0-               -0-      442,224          827,776           $3,720            $7,680


(1) calculated using the closing price of $0.55 per share as of December 31, 2003.

       The Company does not have a defined benefit or actuarial pension plan. The Company does not have a long-term incentive plan and did not make any long term awards in 2003.

Employment Agreements

       On December 31, 2002, the Company entered into employment agreements with each of Mr. Parmeter, Dr. Cappello, Dr. Ferrari and Mr. Flowers, calling for initial annual base salaries of $212,000, $137,000, $127,000 and $125,000, respectively, as well as certain other customary benefits. The initial base salaries are subject to adjustment by the Board of Directors. These agreements expire on December 31, 2005, unless terminated prior to that date by the Company or the executive. These agreements provide that if any of the executives' employment is terminated by the Company without cause and the Company has cash and cash equivalents of at least $800,000, as reflected on the

Company's most recent balance sheet as set forth in its most recent periodic filing with the Securities and Exchange Commission, then such executive shall be entitled to continue to receive his base salary until the expiration date of the agreement in the case of Mr. Parmeter and until the earlier of the expiration date of the agreement or three months after such termination, in the case of the other three executives. Furthermore, each of these executives may terminate his employment for a "good reason" following a change in control of the Company. A "good reason" means a reduction in salary, a material reduction in positions, duties or responsibilities or the failure of the Company to have its successor assume the Company's obligations under the employment agreement. If any executive were to terminate his employment for a good reason, the Company would be obligated to pay such executive a lump sum payment equal to 2.99 times his base salary then in effect in the case of Mr. Parmeter and 2.0 times in the case of the other three executives, plus any other vested benefits.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("Section 16 Participants"), to file reports of ownership and changes in ownership with the SEC. Such persons are required to furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely on review of the copies of such forms furnished to the Company, or representations that no such forms were required, the Company believes that during 2003, except for the late filing by Mr. Parmeter of his Form 4, all Section 16 Participants complied with all applicable Section 16(a) filing requirements.


                                  OTHER MATTERS

       Management knows of no other business to be presented at the Annual Meeting. If other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters according to their best judgment.

                             STOCKHOLDER INFORMATION

       ANY PERSON FROM WHOM PROXIES FOR THE MEETING ARE SOLICITED MAY OBTAIN, IF NOT ALREADY RECEIVED, FROM THE COMPANY, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE 2003 FISCAL YEAR BY WRITTEN REQUEST ADDRESSED TO THE COMPANY, 10655 SORRENTO VALLEY ROAD, SAN DIEGO, CALIFORNIA 92121, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-KSB IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

                              STOCKHOLDER PROPOSALS

       Proposals by stockholders to be presented at the Company's 2005 annual meeting must be submitted in writing to the Company's Secretary, 10655 Sorrento Valley Road, San Diego, California 92121 no later than 120 days prior to April 16, 2005, in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting. Furthermore, proposals by stockholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934 may be considered untimely and ineligible to properly come before the Company's 2005 annual meeting if such proposal is not submitted at least 45 days prior to April 16, 2005.


                                       By Order of the Board of Directors,


                                       PHILIP J. DAVIS
                                       Secretary

Dated: April 16, 2004

                       PROTEIN POLYMER TECHNOLOGIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2004

       The shares represented by this proxy will be voted as directed by the stockholder. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on May 18, 2004 and appoints J. Thomas Parmeter and Janis Y. Neves, and each of them, with full power of substitution, as proxy for the undersigned, to vote all shares of Common Stock and Series G Preferred Stock, if any, of Protein Polymer Technologies, Inc. held of record by the undersigned on March 26, 2004, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, located at 75 East 55th Street, First Floor, New York, New York 10022, on Tuesday, May 18, 2004 at 1:00 p.m. New York Time and at any adjournment or postponement thereof for the following purposes:

PROPOSAL 1.       ELECTION OF DIRECTORS OF PROTEIN POLYMER TECHNOLOGIES, INC.

                  FOR ALL NOMINEES |_|               WITHHOLD ALL NOMINEES |_|
                  J. Thomas Parmeter          Kerry L. Kuhn
                  George R. Walker            Edward G. Cape
                  Donald S. Kaplan            Steven M. Lamon
                  Steve Peltzman

Instructions: To withhold authority to vote for any individual nominee, place an X in the box marked "FOR ALL NOMINEES" and strike a line through the nominee's name listed above. By placing a line through any nominee you are giving instruction not to vote for that nominee.



PROPOSAL 2.       RATIFICATION OF APPOINTMENT OF PETERSON & COMPANY AS
                  INDEPENDENT AUDITORS

                  FOR |_|  AGAINST |_|  ABSTAIN |_|


This proxy authorizes each of J. Thomas Parmeter and Janis Y. Neves to vote at his discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ABOVE AND IN FAVOR OF PROPOSAL 2.

                                      Dated _______________________, 2004

                                      __________________________________________
                                      (Signature)

                                      __________________________________________
                                      (Signature if held jointly)

                                      THIS PROXY IS BEING SOLICITED ON BEHALF OF
                                      THE BOARD OF DIRECTORS OF PROTEIN
                                      POLYMER TECHNOLOGIES, INC.